UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

AETNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

From: SPECIMEN [mailto:id@ProxyVote.com]

Sent: Month, Date, Year

To: XXXXXXXXXXXXXXXXXX

Subject: Don’t Forget to Vote your Aetna Shares

Our records indicate that you may not have voted your Aetna shares held through the 401(k) Plan for the 2015 AETNA INC. Annual Meeting. The last day to vote your 401(k) Plan shares is Tuesday, May 12, 2015.

The information required to submit your vote is below:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER

MEETING TO BE HELD ON MAY 15, 2015

MEETING DATE: May 15, 2015

RECORD DATE: March 13, 2015

CUSIP NUMBER: 00817Y108

CONTROL NUMBER: XXXXXXXXXXXXXXX

Dear 401(k) Participant:

The proxy materials for the Aetna Inc. 2015 Annual Meeting of Shareholders are now available. This e-mail provides the information you need to view these materials online, provide your voting instructions to the Plan Trustee, State Street Bank and Trust Company for the Aetna 401(k) Plan and Aetna Affiliate 401(k) Plan, over the Internet, and (if desired) print a copy of the meeting materials.

Go to the website at http://www.aetna.com/proxymaterials to view the following materials:

*	2015 Aetna Inc. Notice of Annual Meeting and Proxy Statement

*	2014 Aetna Inc. Annual Report, Financial Report to Shareholders

*	Message to 401(k) Plan Participants

To provide your voting instructions, please visit https://www.proxyvote.com/XXXXXXXXXXXXXXX and follow the on-screen instructions. You will be prompted to enter the voting details provided above in this e-mail to access this voting site. Note that votes submitted through this site must be received by 11:59 pm Eastern Time on May 12, 2015.

*PLEASE NOTE: You will not be able to access these materials or cast your vote using the Good application on an iPad or iPhone. To access the materials and vote on your iPad or iPhone, please type the appropriate URL into the Safari browser; then go to the website to review materials and vote.

If you plan to attend the annual meeting, please send an annual meeting advance ticket request, including your complete name, address and telephone number, to Office of the Corporate Secretary, 151 Farmington Avenue, RW61, Hartford, CT 06156 or by facsimile to 860-293-1361.

Your written request for an admission ticket must be received on or before May 8, 2015.

Remember, your vote counts!

Thank you for using our online voting service.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com.

(Include the original text and subject line of this message for identification purposes.)